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                                  EXHIBIT 10.1








                                 AMENDMENT NO. 1
                                DIRECTVIEW, INC.
                          2004 STOCK COMPENSATION PLAN








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                                DIRECTVIEW, INC.

                                 AMENDMENT NO. 1
                                       TO

                          2004 STOCK COMPENSATION PLAN




         WHEREAS, DirectView, Inc. (the "Company") adopted its 2004 Stock Option Compensation Plan effective May 1, 2004; and

         WHEREAS, the Company desires to increase the number of shares of its common stock subject to the Plan;

         NOW, THEREFORE, it is hereby agreed as follows:

1. Section 3.1 of the Plan entitled "Number of Shares" is hereby amended as follows:

              Subsection 3.1 of Section 3 is hereby amended to provide that the total number of shares of Common Stock reserved and available for issuance under the Plan shall be increased from 20,000,000 shares to 40,000,000 shares.

2. All terms not defined herein shall have the meaning ascribed to them under the terms of the Plan.

3. Except as modified hereby by this Amendment No. 1, the terms and conditions of the Plan shall remain in full force and effect.


                                                      DIRECTVIEW, INC.



                                             By:
                                                 ----------------------------
                                                 /s/ Jeffrey Robbins, President



Dated:  February 13, 2006


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Plan Amendments



                        Date Approved
 Date Approved       by Stockholders, if     Sections Amended    Description of
   by Board              necessary                                  Amendments
---------------      -------------------    -----------------   ---------------
                                                                   Increase in
February 13, 2006                                3.1            Number of Shares







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